Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements Forms S-8 (Registration Nos. 333-113932, 333-96630, 333-08826, 333-10092, 333-12466, 333-12988 and 333-123410) and Forms F-3 (Registration No. 333-113950 and 333-12698) of our report dated February 2, 2005, except for Notes 1e, 2s, 8j, 10c, 12d, 12e, 12f, 12g, 13b, 14d and 15d as to which the date is November 29, 2005, with respect to the consolidated financial statements of Gilat Satellite Networks Ltd. included in this Annual Report on Form 20-F/A for the year ended December 31, 2004.

Yours Truly, /s/ KOST FORER GABBAY & KASIERER A Member of Ernst & Young Global

Tel Aviv, Israel
November 29, 2005